SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Asia Pacific Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on August 13, 2008 (the Meeting), at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, for the following purposes:

1. To elect three Directors.

2. To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on June 6, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

Deborah A. Docs
Secretary and Chief Legal Officer

Dated: June 27, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on August 13, 2008 (the Meeting) at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed on or about June 27, 2008 to stockholders of record. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Deborah A. Docs at the Fund’s address stated above or by calling (toll-free) The Altman Group, the Fund’s shareholder servicing agent, at 1-(888) 4-ASIA-PAC.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of three Directors and (ii) at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

Approval of the election of each of the three directors requires the affirmative vote of a majority of the outstanding shares of the Fund. If sufficient votes to elect Directors are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy and voting on the item. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the election, and vote against the proposed adjournment all shares that they are not entitled to vote for the election.

The Fund intends to treat properly executed proxies that are marked “withhold authority” as “present” for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, however, such abstentions do not constitute a vote “for” or “against” a matter, but will have the effect of a negative vote.

The close of business on June 6, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,344,073 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of one-third of the shares of common stock entitled to be cast at the meeting shall constitute a quorum. As of June 6, 2008, to the best of the Fund’s knowledge, no person was a beneficial owner of more than 5% of the Fund’s shares.

The Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queen’s Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PI.

ELECTION OF DIRECTORS

(Proposal No. 1)

The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

At the Meeting, three Class I Directors will be elected to serve for the ensuing three years, ending in 2011, and until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Chaipravat, Downey and McFarland (the nominees). Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. Each of the Class I nominees is currently a Class I Director of the Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund’s other Directors were previously elected by stockholders.

Article III, Section 2(c) of the Fund’s Bylaws (the Qualification Bylaw) requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial connection of a type specified with any country in the Asia Pacific region in which the Fund may make equity investments, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or administrator (or any of their affiliates). The Governance and Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Qualification Bylaw requirements.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by the Investment Manager.

Class I Directors*

(Nominees for Election for Term Expiring 2011)

Name, Address** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Olarn Chaipravat (63)	Director (Class I*)	Since 1986	Formerly, President and Chief Executive Officer (October 1992-January 1999), Director and Senior Executive Vice President (July 1990-September 1992) and Senior Executive Vice President (September 1987-June 1990), The Siam Commercial Bank, Public Company Limited, Thailand.	1	—

Michael J. Downey (64)	Director and Chairman (Class I*)	Since 1986 Since 1999	Private Investor. Formerly, Managing Partner, Lexington Capital LLC (1997-2004).	1	Director, AllianceBernstein L.P. Mutual Fund Complex; Trustee, Merger Fund; Director, Prospect Acquisition Corporation.

Duncan M. McFarland (64)	Director (Class I*)	Since 2005	Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP (1994-2004); Trustee, Financial Accounting Foundation (since 2001).	1	Director of Gannett Co., Inc. and NYSE Euronext.

Class II Directors

Jessica M. Bibliowicz (48)	Director (Class II*)	Since 2006	President and Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1	—

Name, Address** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Robert H. Burns (78)	Director (Class II*)	Since 1986	Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong. Formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1	—

Douglas Tong Hsu (65)	Director (Class II*)	Since 1986	Chairman and Chief Executive Officer, Far Eastern Textile Ltd., Taiwan.	1	—

David G.P. Scholfield (64)	Director (Class II*)	Since 1988	Formerly, Managing Director, Hong Kong (May 1998-September 2004), The Bank of Bermuda Limited.	1	Director: Thames River Multi-Hedge pcc; Acru China+ Absolute Return Fund; Acru Taiwan Absolute Return Fund; and IRG TMT Asian Fund.

Class III Directors

Robert F. Gunia (61)***	Director (Class III*)	Since 1989	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	2	Vice President and Director of 147 funds in the Prudential Mutual Fund Complex and Vice President of The Greater China Fund, Inc.

Nicholas T. Sibley (69)	Director (Class III*)	Since 2001	Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd. and Director of Corney and Barrow Group Ltd.	1	Director of Tanzanite One Limited.

Name, Address** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Interested Directors
David J. Brennan (50)****	Director (Class III*)	Since 1990	Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia), Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1	—

*	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire; current Class I, II and III directorships expire in 2011, 2009, and 2010, respectively.
**	The address of the Directors and officers is: c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***	Mr. Gunia was an “interested” Director, as defined in the 1940 Act, prior to his resignation as an officer of the Fund, effective June 1, 2008.
****	Mr. Brennan is an “interested” Director, as defined in the 1940 Act, because of his employment with the Investment Manager.

The Fund pays each of its Directors who is not an interested person (as defined in the 1940 Act) of the Investment Manager or PI an annual fee of US$12,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit and Governance and Nominating Committees receive US$1,000 for each Committee meeting attended outside of the regular board schedule. The Chairman of the Fund and of each Committee is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

The following table sets forth the aggregate compensation paid to the Directors by the Fund and the aggregate compensation paid to Directors for service on the Fund’s board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund’s fiscal year ended March 31, 2008.

Director Compensation Table

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Independent Directors
Jessica M. Bibliowicz	$16,000	None	N/A	$16,000
Robert H. Burns	17,500	None	N/A	17,500
Olarn Chaipravat	15,000	None	N/A	15,000
Michael J. Downey	18,500	None	N/A	18,500
Douglas Tong Hsu	14,000	None	N/A	14,000
Duncan M. McFarland	16,000	None	N/A	16,000
David G. P. Scholfield	18,500	None	N/A	18,500
Nicholas T. Sibley	16,000	None	N/A	16,000

Interested Directors
David J. Brennan	—	None	N/A	—
Robert F. Gunia*	—	None	N/A	—

*	Mr. Gunia was an “interested” Director, as defined in the 1940 Act, prior to his resignation as an officer of the Fund, effective June 1, 2008.

Director Share Ownership Tables

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the “Family of Investment Companies”* as of May 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Independent Directors
Jessica M. Bibliowicz	$10,001 – $50,000	$10,001 – $50,000
Robert H. Burns	none	none
Olarn Chaipravat	none	none
Michael J. Downey	over $100,000	over $100,000
Duncan M. McFarland	over $100,000	over $100,000
Douglas Tong Hsu	none	none
David G. P. Scholfield	over $100,000	over $100,000
Nicholas T. Sibley	none	none

Interested Directors
David J. Brennan	none	none
Robert F. Gunia**	$10,001 – $50,000	$10,001 – $50,000

*	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.
**	Mr. Gunia was an “interested” Director, as defined in the 1940 Act, prior to his resignation as an officer of the Fund, effective June 1, 2008.

As of June 6, 2008, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

None of the Independent Directors nor any of their Immediate Family Members owned any securities, beneficially or of record, in the Investment Manager or persons (other than registered investment companies) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Investment Manager as of June 6, 2008. The term “Immediate Family Member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director, as the case may be, c/o the Chief Compliance Officer. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director, as the case may be.

Certain Directors of the Fund, including one of the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

There were four regularly scheduled meetings of the Fund’s Board of Directors for the fiscal year ended March 31, 2008. For the fiscal year ended March 31, 2008, all Directors other than Mr. Hsu attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Governance and Nominating Committee, as applicable. The Fund does not have a policy that requires a Director to attend the Fund’s annual meeting of stockholders. Mr. Downey, Chairman of the Board, attended the prior year’s annual meeting of stockholders.

Committees of the Board of Directors

The Audit Committee

The Board of Directors has established a separately designated Audit Committee to oversee the accounting and financial reporting processes of the Fund and audits of its annual financial statements. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Fund’s website (http://www.asiapacificfund.com). The Audit Committee consists of the following Independent Directors: Messrs. Burns, Downey, McFarland, Scholfield and Sibley. Such members are also “independent” as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met two times during the fiscal year ended March 31, 2008.

With respect to the Fund’s fiscal year ended March 31, 2008, the Audit Committee approved the engagement of the independent registered public accounting firm (independent accountants) and reviewed with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund’s financial operations. KPMG was appointed on January 17, 2008 to replace Ernst & Young LLP (E&Y), the Fund’s independent accountants for the fiscal year ended March 31, 2007, who resigned on January 22, 2008. In accordance with Independence Standards Board Standard No. 1, KPMG LLP (KPMG), the Fund’s independent accountants, have confirmed to the Audit Committee that they are independent accountants with respect to the Fund. The report of the Audit Committee, dated May 16, 2008, is attached to this proxy statement as Exhibit A.

E&Y resigned to avoid any limitations on its ability to provide services to the parent of the Investment Manager. E&Y’s reports on the financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, in the past two fiscal years and preceding E&Y’s resignation, the Fund had no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure. There were also no “reportable events” (as such term is defined in Regulation S-K of the Securities and Exchange Commission).

The Audit Committee’s policies and procedures also require pre-approval of any audit and non-audit services to be provided to the Investment Manager or any entity controlling, controlled by, or under common control, with the Investment Manager (“Service Affiliate”) to the extent that these services are directly related to the operations and financial reporting of the Fund. In considering the independence of KPMG, the Audit Committee was informed that KPMG did not furnish any non-audit services to the Investment Manager or any Service Affiliate that directly relate to the operations and financial reporting of the Fund.

The Audit Committee has appointed, and a majority of Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) has ratified, KPMG to continue as the independent accountants of the Fund for the fiscal year ending March 31, 2009. The firm of KPMG has extensive experience in investment company accounting and auditing. It is not expected that a representative of KPMG will be present at the Meeting to make a statement or respond to questions.

Audit Fees. E&Y audited the annual financial statements of the Fund for its fiscal year ended March 31, 2007, and the audit fee was $53,000. E&Y did not receive any audit-related fees, tax fees or any other fees for services to the Fund, or, to the knowledge of the Audit Committee, the Investment Manager or any Service Affiliate for the fiscal year ended March 31, 2008.

KPMG audited the financial statements of the Fund for its fiscal year ended March 31, 2008, and the audit fee was $40,000. KPMG did not receive any audit-related fees, tax fees or any other fees for services to the Fund, or, to the knowledge of the Audit Committee, the Investment Manager or any Service Affiliate for the fiscal year ended March 31, 2008.

The Governance and Nominating Committee

The Board of Directors also has a Governance and Nominating Committee. The Committee consists of the following Independent Directors: Messrs. Burns, Downey and Scholfield. The Committee met once during the fiscal year ended March 31, 2008. The Fund’s Board of Directors has adopted a charter for its Committee, a copy of which is available on the Fund’s website (http://www.asiapacificfund.com). Pursuant to the charter, the Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also determines whether candidates satisfy the qualifications set forth in the Qualification Bylaw and any other standards or qualifications it may set for Directors. The Committee may consider candidates as Directors submitted by current Directors, the Fund’s officers, investment manager or administrator, Fund stockholders and other sources the Committee deems appropriate.

The Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund’s outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the Fund, to the attention of the Secretary, at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, expertise, the candidate’s satisfaction of the Qualification Bylaw, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as an Independent Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix A to the Committee’s charter.

The executive officers of the Fund, other than as shown above in the table of Directors, are as follows:

Name, Address and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Valerie M. Simpson (49)	Chief Compliance Officer	Since 2007	Vice President and Senior Compliance Officer (since March 2006) of Prudential Investments; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance; Chief Compliance Officer of The Prudential Variable Contract Account-2 (VCA-2), Nicholas-Applegate Fund, Inc. and The Greater China Fund, Inc.

Theresa C. Thompson (45)	Deputy Chief Compliance Officer	Since 2008	Vice President, Mutual Fund Compliance, PI (Since April 2004); and Director, Compliance, PI (2001-2004), Deputy Chief Compliance Officer of The Greater China Fund, Inc. (since December 2007), Nicholas-Applegate Fund, Inc. (since February 2008) and VCA-2 (since March 2008).

Deborah A. Docs (50)	Chief Legal Officer, Secretary and Assistant Secretary	Since 2006 Since 1998 1989-1998	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Brian A. Corris (49)	President	Since 2007	Director of Institutional Group of Barings Asset Management; Joined Baring Asset Management in 2005; formerly Head of Institutional Pension Funds at Isis Asset Management; previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.

Grace C. Torres (49)	Vice President	Since 2008	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Name, Address and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years

M. Sadiq Peshimam (44)	Treasurer and Assistant Treasurer	Since 2008 2005-2008	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Andrew R. French (45)	Assistant Secretary	Since 2007	Director and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Stockholders in 2009 is February 27, 2009. Any stockholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than January 28, 2009 and no later than February 27, 2009. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund’s Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund’s Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required.

Dated: June 27, 2008	Deborah A. Docs
Secretary and Chief Legal Officer

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

THE ASIA PACIFIC FUND, INC.

(THE “FUND”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter that was last amended and restated by the Board on January 20, 2004 (the “Charter”). The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of the independent auditors; and 2) prepare this report. As set forth in the Charter, management of the Fund, and applicable service providers, are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements.

In performing its oversight function, the Committee has considered and discussed with management and the independent auditors the Fund’s audited financial statements for its fiscal year ended March 31, 2008. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also been informed that the independent auditors to the Fund did not furnish any non-audit services to the Fund’s investment adviser or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent auditors are in fact “independent.”

The Audit Committee met on May 16, 2008 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2008 with management and the independent auditors.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s Annual Report to Stockholders for its fiscal year ended March 31, 2008.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE FUND’S BOARD OF DIRECTORS

Robert H. Burns

Michael J. Downey

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Dated: May 16, 2008

A-2

THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

Proxy for the Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Asia Pacific Fund Inc. hereby appoints Deborah A. Docs, Mohamed S. Peshimam and Brian A. Corris as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of The Asia Pacific Fund, Inc. held of record by the undersigned on June 6, 2008 at the Annual Meeting of Stockholders to be held on August 13, 2008, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

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☒	Please mark votes as in this example.	3433

THE ASIA PACIFIC FUND, INC.	The Board of Directors recommends you vote“FOR” the Proposal.
	1.	Election of Directors. Class I (Term Expiring in 2011)
(01) Olarn Chaipravat
(02) Michael J. Downey
(03) Duncan M. McFarland
			FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES
☐
For all nominees except as noted above

Please be sure to sign and date this Proxy.

Stockholder		Co-owner
sign here:	Date:	sign here:	Date: